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                                  Exhibit 10.10

                                 PROMISSORY NOTE

$_____________                                                     June 24, 1999


                  FOR VALUE RECEIVED, the undersigned and its successors, assigns, heirs and personal representatives ("Borrower"), hereby unconditionally promises to pay to the order of RACI Holding, Inc., a Delaware corporation, and its successors and assigns (the "Company") at the office of the Company, 870 Remington Drive, Madison, North Carolina 27025, in lawful money of the United States and in immediately available funds, the aggregate principal sum set forth on the signature page hereof, as follows:

                  1. Repayment of Principal. On June 30, 2009, the entire unpaid principal balance of this Note shall be due and payable, together with all interest and other charges due hereunder, unless earlier due and payable by reason of the acceleration of the maturity of this Note.

                  2. Interest. Borrower agrees to pay interest on this Note ("Note"), which interest payment shall be due and payable, annually in arrears commencing June 30, 2000 and continuing on each and every June 30 thereafter while this Note is outstanding at a rate per annum equal to five and seventy-nine hundredths of a percent (5.79%) (the "Interest Rate"), adjusted annually on each June 30th to the applicable Federal rate (as defined in Section 1274(d) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder) then in effect. Borrower agrees that the Company shall not be obligated to notify Borrower of any change in said Federal Rate.

                  Interest at the Interest Rate shall be calculated by computing a daily amount of interest for a 360-day year, then multiplying such amount by the actual number of days elapsed in an interest calculation period.

                  If any payment which is to be made hereunder is not paid when due, such payment shall bear interest, payable on demand, at a rate per annum equal to the Interest Rate plus two percent (2%), but not to exceed the maximum amount permitted by law.

                  If the payment of principal or interest on this Note becomes payable on a Saturday, Sunday or a day on which the Company is to be closed, then such payment shall be extended to the next succeeding business day, and interest on such payment shall be payable at the Interest Rate during such extension.

                  3. Use of Funds. Borrower covenants and agrees that the funds advanced pursuant to this Note shall be used to finance Borrower's purchase of shares of Class A


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common stock, par value $.01 per share (hereinafter referred to as the "Common
Stock"), of the Company, pursuant to the Management Stock Subscription Agreement, dated as of the date hereof, between Borrower and the Company.

                  4. Full Recourse. This Note shall be the personal obligation of the Borrower and the Company shall be entitled to full recourse against the Borrower for performance and satisfaction of all obligations of the Borrower hereunder. In addition, the obligations of the Borrower under this Note shall be secured, pursuant to a Pledge and Security Agreement, dated as of the date hereof (the "Pledge Agreement"), between the Borrower and the Company, by the pledge of (i) shares of Common Stock and all shares of Common Stock issued upon the exercise of the Pledged Options (as defined below) (collectively, the "Pledged Shares"), (ii) options to purchase _____ shares of Common Stock (the "Pledged Options") under one or more Management Stock Option Agreements entered into prior to the date hereof (the "Stock Option Agreement") and (iii) all non-cash dividends and distributions (including any non-cash property distributed in connection therewith but less any portion of such non-cash dividends and distributions that is applied to pay any tax due thereon) paid with respect to the Pledged Shares and the Pledged Options.

                  5. Optional Prepayment. The Borrower may, at his or her option, prepay at any time all or any portion of the outstanding principal amount of this Note then outstanding, together with all accrued interest on the outstanding principal amount of this Note through the date of such prepayment, without premium or penalty.

                  6.  Mandatory Prepayment.

                  a. Borrower hereby covenants and agrees that if Borrower shall sell, transfer or otherwise dispose of any shares of Common Stock or any options to purchase shares of Common Stock (collectively, a "Stock Sale") to any person, including, but not limited to, the Company, Remington Arms Company, Inc. ("Remington") or The Clayton & Dubilier Private Equity Fund IV Limited Partnership, or to any of either of their respective successors or assigns, then Borrower shall be obligated to, immediately after Borrower's receipt of the proceeds of such Stock Sale, prepay this Note by the amount equal to the proceeds of such Stock Sale (less any necessary fees, commissions or expenses paid by Borrower in connection therewith and other than proceeds previously offset against this Note pursuant to Section 8), which amount, together with interest on the amount required to be prepaid through the date of prepayment, shall be automatically due and payable under this Note on such date. Such prepayment(s) shall be without premium or penalty. Borrower covenants and agrees to notify the Company immediately in writing if Borrower sells, transfers or otherwise disposes of any shares of Common Stock or any options to purchase shares of Common Stock to any person other than the Company. Such amount will be applied first to accrued interest on the outstanding


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principal amount of this Note and then to the repayment of such outstanding principal amount.

                  b. The Borrower shall prepay, concurrently with the payment of any cash dividends or distributions in respect of the Pledged Shares or the Pledged Options or the receipt of any other cash Collateral (as defined in the Pledge Agreement), an amount equal to the cash dividends or distributions paid on any Pledged Shares or the Pledged Options or other cash Collateral received (less the portion of any such dividends, distributions or cash Collateral necessary to pay any tax due thereon), such amount to be applied first to accrued interest on the outstanding principal amount of this Note and then to the repayment of such outstanding principal amount.

                  c. In the event a "Termination Event" (as defined below) occurs, the Company may demand prepayment in full of the obligations evidenced by this Note by written notice to Borrower (an "Acceleration Notice"). If the Company sends an Acceleration Notice to Borrower requiring prepayment as set forth above, Borrower shall be required to prepay the outstanding principal balance of this Note in full, together with all unpaid accrued interest and other charges, on (i) if the Termination Date occurs prior to an underwritten public offering of the common stock of the Company led by one or more underwriters, at least one of which has a nationally recognized standing, the first day immediately following the expiration of the periods during which (A) The Clayton & Dubilier Private Equity Fund IV Limited Partnership may repurchase any shares of Stock or (B) if applicable, the Borrower may require the Company to repurchase the shares of stock or (ii) in all other events, the date which is ten days after the delivery of the Acceleration Notice. For purposes of this Note, a "Termination Event" shall be deemed to have occurred in the event that Borrower's employment with the Company or Remington is terminated for any reason whatsoever.

                  7. Events of Defaults. If any of the following events (each, an "Event of Default") shall occur: (i) a default in the payment of any principal of or interest on this Note whenever it becomes due and payable (whether at maturity or any date filed for prepayment or by declaration or otherwise); or (ii) a default in the performance or the material breach of any covenant, representation or warranty of the Borrower contained in this Note, the Pledge Agreement, the Stock Subscription Agreement or a Stock Option Agreement; or (iii) the Borrower's (A) application for or consent to the appointment of a receiver, trustee, custodian or liquidator of any of his property, (B) admission in writing of his inability to pay his debts as they mature, (C) making of a general assignment for the benefit of creditors, (D) adjudication as a bankrupt or insolvent or being the subject of an order for relief under Chapter 13 of the United States Bankruptcy Code or (E) filing a voluntary petition in bankruptcy, or a petition or an answer seeking an arrangement with creditors or to take advantage of any bankruptcy, insolvency, readjustment of debt or liquidation law or statute, or an answer admitting the material allegations of a petition filed


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against him in any preceding under any such law; or (iv) the entry of an order, judgment or decree, without the application, approval or consent of the Borrower, by any court of competent jurisdiction, approving a petition appointing a receiver, trustee, custodian or liquidator of all or a substantial part of the assets of the Borrower, and such order, judgment or decree continuing unstayed and in effect for a period of thirty days, then this Note and all other obligations of Borrower shall become due and payable forthwith, upon declaration to that effect by the Company, without notice to Borrower, anything contained herein or in any other document, instrument or agreement to the contrary notwithstanding. This Note shall become immediately and automatically due and payable, without presentment, demand, protest or notice of any kind, upon the commencement by or against Borrower of a case or proceeding under any bankruptcy, insolvency or other law relating to the relief of debtors, the readjustment, composition or extension of indebtedness or reorganization or liquidation.

                  8. Company's Right of Set-Off. The Company may apply, and Remington or The Clayton & Dubilier Private Equity Fund IV Limited Partnership, a Connecticut limited partnership ("C&D Fund IV"), may pay over to the Company to be applied, any amounts to be paid by the Company, Remington or C&D Fund IV, respectively, to repurchase shares of Class A Common Stock or options for such shares from the Borrower pursuant to the terms of a Stock Subscription Agreement or a Stock Option Agreement, as the case may be, against the outstanding principal amount of this Note and accrued interest thereon. Such amounts shall be applied first to accrued interest on the outstanding principal amount of this Note and then to such outstanding principal amount.

                  9. Costs. Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Company incidental to or in any way relating to the Company's collection of this Note, enforcement of the obligations of Borrower hereunder or the administration, supervision, preservation or protection of the Company's rights in connection herewith, including, but not limited to, reasonable attorneys' fees and expenses.

                  10. WAIVER OF JURY TRIAL. BORROWER AND THE COMPANY HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  11. GOVERNING LAW. THE PROVISIONS OF THIS NOTE SHALL BE CONSTRUED AND INTERPRETED AND ALL RIGHTS AND OBLIGATIONS HEREUNDER DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES WOULD


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REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

                  12. Advice of Counsel. Borrower acknowledges that it has had the opportunity to obtain the advice of counsel of its own choosing in entering into this Note and the transactions contemplated hereby. Borrower is fully aware of the contents of this Note and its legal effect and is entering into this Note without threat, coercion, fraud or duress of any kind. Borrower is not relying on any representation, statement, warranty of any party regarding this Note or the transaction contemplated hereby.

                  13. Miscellaneous. Borrower hereby authorizes the Company to date this Note as of the date of the making of the loan evidenced hereby and to complete any blank space herein according to the terms upon which said loan was granted. No amendment of this Note shall be effective unless in writing and signed by the Borrower and the Company.

                  14. Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Note shall be in writing and shall be deemed to have been duly given if (a) delivered personally,
(b) mailed, certified or registered mail with postage prepaid, (c) sent by next-day or overnight mail or delivery or (d) sent by telecopy or telegram, as follows:

                  (i)      if to the Company, to:

                           RACI Holding, Inc.
                           870 Remington Drive
                           Madison, North Carolina  27025
                           Attention:  Chief Financial Officer

                  (ii) if to the Borrower, to him or her at the address set forth at the end of this Note.

                  15. Counter-Claims, Set-Off. Borrower waives the right to interpose any counterclaim or set-off of any kind in any litigation relating to this Note or the transaction contemplated hereby.

                  16. Assignment. This Note shall be assignable in full or in part by the Company without the consent of Borrower. No obligation or rights of Borrower hereunder can be assigned or transferred without the prior written consent of the Company.


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                  17. No Waiver; Cumulative Remedies. No failure on the part of the Company to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as waiver thereof, nor shall any single or partial exercise by the Company of any right, remedy or power hereunder preclude any other or future exercises of any other right, remedy or power.

                  Each and every right, remedy and power hereby granted to the Company or allowed it by law or other agreement shall be cumulative and not exclusive the one of any other, and may be exercised by the Company from time to time.

                  18. Severability. Every provision of this Note is intended to be severable; if any term or provision of this Note shall be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired.

                  19. Headings. The section headings in this Note are for convenience only and are not intended to effect the construction of the provisions of this Note.


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                  20. ENTIRE AGREEMENT. THIS NOTE REPRESENTS THE FINAL AGREEMENT
BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NOT UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  Principal Amount of Loan:  $______________


                  Signature of Borrower:___________________________



                  Social Security of Borrower: _____ ___ _____


                                                     ------------------
                                                     Date:


                  Address of Borrower:







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                            Individual Acknowledgment


STATE OF                                 )
                                         )  SS:
COUNTY OF                                )


                  Be it remembered that on this ___ day of __________ 1999, personally came before me, the undersigned, a Notary Public in and for said State duly commissioned and sworn,___________, party to the within and foregoing instrument, known to me personally to be such and the person who executed such instrument, and acknowledged to me that such instrument was his own act and deed, that the signature therein is his own proper handwriting, and that the facts stated therein are true. Given under my hand and seal of office the day and year aforesaid.

[Seal]


                           --------------------------
                           Signature of Notary Public

                             My Commission expires: